UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 29, 2013

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  ELECTION OF DIRECTORS

(d)

As previously disclosed in a Current Report on Form 8-K filed on November 4, 2013 (the “Original Report”), Philippe P. Laffont was elected as a new member of the Boards of Directors of Hertz Global Holdings, Inc. (“Hertz Holdings”) and its wholly-owned subsidiary The Hertz Corporation (“Hertz” and together with Hertz Holdings, the “Companies”), effective as of October 31, 2013.  The Boards of Directors of the Companies had not appointed or determined to appoint Mr. Laffont to serve on any committee of the Boards of Directors as of the filing of the Original Report.

This amendment to the previously-filed Form 8-K is being filed to report that, on November 14, 2013, Mr. Laffont was elected to serve as a member of the Executive and Finance Committee of the Boards of the Companies, effective immediately as of such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ David J. Rosenberg
Name:	David J. Rosenberg
Title:	Interim Chief Financial Officer

Date: November 20, 2013